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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

     Date of Report (Date of earliest event reported): October 31, 2002

                           WOODWORKERS WAREHOUSE, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                                           04-3579658
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 (State or other jurisdiction                           (I.R.S. Employer
 of incorporation)                                   Identification Number)


                                   000-33289
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                            (Commission File Number)

                126 Oxford Street Lynn, Massachusetts 01901-1132
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (781) 853-0900 z


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Item 5. Other Events

     Effective as of October 31, 2002, the Loan and Security Agreement by and among Woodworkers Warehouse, Inc. (the "Company"), Bank of America, N.A., Foothill Capital Corporation and Transamerica Business Capital Corporation (the "Loan Agreement"), was amended to, among other things, (1) have each lender waive the Company's non-compliance with the fixed charges ratio covenant contained in Section 10.27 of the Loan Agreement for the Company's second fiscal quarter in 2002, (2) change the fixed charges ratio covenant to terms more favorable to the Company (described below), and (3) exclude severance, recruiting and certain legal and professional costs of $751,000 and up to an additional $200,000 of such costs from the Company's EBITDA for purposes of calculating the fixed charges ratio.

     Pursuant to the amendment, the Company will be required to maintain a rolling 12-month fixed charges ratio (EBITDA divided by the sum of capital expenditures, interest expenses, income tax expenses, principal debt payments and any cash payment made to creditors in accordance with the $2 million settlement under the bankruptcy plan of the Company's predecessor), determined as of the end of fiscal 2002 and the end of each fiscal quarter thereafter, as follows:

     February, 2003                                                 60 : 1.00
     May, 2003                                                      75 : 1.00
     August, 2003                                                   90 : 1.00
     November, 2003 (and each fiscal quarter ending thereafter)   1.00 : 1.00

     In addition, the amendment requires that the Company have a rolling 12-month EBITDA of $350,000 as of the end of its third fiscal quarter in 2002. In consideration of the waiver and amendment, the Company agreed to pay a $30,000 fee to the lenders on a pro rata basis.

     The entire text of the amendment is included as Exhibit 99.1 to this Form 8-K.

Item 7. Exhibits

99.1 Amendment No. 3, dated as of October 31, 2002 to the Loan and Security Agreement, dated as of October 29, 2001, by and among Woodworkers Warehouse, Inc., Bank of America N.A., Foothill Capital Corporation and Transamerica Business Capital Corporation.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 1, 2002


                                   WOODWORKERS WAREHOUSE, INC.

                                   Registrant

                                   By: /s/ Walter Spokowski
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                                       Walter Spokowski
                                       Chief Executive Officer